UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2008

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 South Flower Street, Suite 3100, Los Angeles, California 90071

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

We previously disclosed our acquisition of a fee interest in Enclave on the Lake, located at 1255 Enclave Parkway, in Houston, Texas, or Enclave, from unrelated third-parties, in our Current Report on Form 8-K filed on July 3, 2008. We acquired Enclave for approximately $37,250,000, exclusive of customary closing costs and an acquisition fee. We are filing this Form 8-K/A to include, in part, the required financial information as described below in Item 9.01 with respect to Enclave.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements:

The following is required financial information relating to Enclave as well as previously filed financial information for the following properties: Bolingbrook Point III, Carolina Portfolio, Carolina II Portfolio, Lakeside Office Center, Thames Valley Five and 602 Central Blvd.:

Enclave on the Lake

Independent Auditors’ Report	F-1

Historical Statements of Revenues and Direct Operating Expenses for the Six Months Ended June  30, 2008 (unaudited), for the Three Months Ended March 31, 2008 (unaudited) and for the Year Ended December 31, 2007

F-2

Notes to Historical Statements of Revenues and Direct Operating Expenses for the Six Months Ended June  30, 2008 (unaudited), for the Three Months Ended March 31, 2008 (unaudited) and for the Year Ended December 31, 2007

F-3

Bolingbrook Point III

Independent Auditors’ Report	F-5

Historical Statements of Revenues and Direct Operating Expenses for the Six Months Ended June 30, 2007 (unaudited) and for the Year Ended December 31, 2006	F-6

Notes to the Historical Statements of Revenues and Direct Operating Expenses for the Six Months Ended June 30, 2007 (unaudited) and for the Year Ended December 31, 2006	F-7

Carolina Portfolio

Independent Auditors’ Report	F-9

Combined Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2007 (unaudited) and for the Year Ended December 31, 2006	F-10

Notes to the Combined Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2007 (unaudited) and for the Year Ended December 31, 2006	F-11

Carolina II Portfolio

Independent Auditors’ Report	F-14

Combined Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2007 (unaudited) and for the Year Ended December 31, 2006	F-15

Notes to the Combined Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2007 (unaudited) and for the Year Ended December 31, 2006	F-16

Lakeside Office Center

Independent Auditors’ Report	F-19

Historical Statement of Revenues and Direct Operating Expenses for the Year Ended December 31, 2007	F-20

Independent Auditors’ Report

The Board of Trustees

CBRE Realty Trust

We have audited the accompanying historical statement of revenues and direct operating expenses (the “historical statement”) of Enclave on the Lake (the “Property”), an office building located at 1255 Enclave Parkway, Houston, Texas, for the year ended December 31, 2007. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the historical statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Property for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying historical statements of revenues and direct operating expenses for the three-month period ended March 31, 2008 and six-month period ended June 30, 2008 were not audited by us and, accordingly, we express no opinion or any other form of assurance on those statements.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California

July 11, 2008

ENCLAVE ON THE LAKE

Historical Statements of Revenues and Direct Operating Expenses

for the Six Months Ended June 30, 2008 (unaudited),

for the Three Months Ended March 31, 2008 (unaudited) and

for the Year Ended December 31, 2007

	Six Months Ended June 30, 2008 (unaudited)	Three Month Ended March 31, 2008 (unaudited)	Year Ended December 31, 2007
Revenues
Rental	$2,090,530	$1,045,265	$4,181,058
Tenant reimbursements	217,392	101,030	334,250
Other income	3,649	2,015	10,657

Total revenues	2,311,571	1,148,310	4,525,965

Expenses
Operating and maintenance	527,000	261,283	1,067,415
Property management fees	63,701	34,760	145,411
Property taxes	345,764	166,775	665,210
General and administrative	44,340	31,806	68,235
Interest Expense	514,268	257,504	1,040,846

Total Expenses	1,495,073	752,128	2,987,117

Excess of Revenues Over Direct Operating Expenses	$816,498	$396,182	$1,538,848

See accompanying notes to the historical statements

of revenues and direct operating expenses.

ENCLAVE ON THE LAKE

Notes to the Historical Statements of Revenues and Direct Operating Expenses

for the Six Months Ended June 30, 2008 (unaudited),

for the Three Months Ended March 31, 2008 (unaudited) and

for the Year Ended December 31, 2007

1.	BASIS OF PRESENTATION

CB Richard Ellis Realty Trust (the “Company”) acquired Enclave on the Lake (the “Property”), an office building located at 1255 Enclave Parkway, Houston, Texas, from Behringer Harvard (TIC), an unrelated third party, on July 1, 2008. The Property consists of one office building currently occupied by a single-tenant, with approximately 171,091 rentable square feet. As of December 31, 2007, SBM Atlantia, Inc occupied 100% of the Property’s total rentable square footage. The historical statements of revenues and direct operating expenses (the “historical statements”) reflect only the operations of the Property and not those of the Company.

The accompanying historical statements of revenues and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental income is recognized on a straight-line basis over the related lease term.

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statements. The excluded revenues consist primarily of nonoperating revenue related to the Property. The excluded expenses consist primarily of depreciation and amortization of the Property. Property taxes represent the taxes paid or accrued based upon pre-acquisition assessed value. As a result of the acquisition of the Property, the assessed value and related real estate tax expense may change. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to the proposed future operations of the Property.

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and direct operating expenses during the reporting period to prepare the statement of revenues and direct operating expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

In the opinion of management, all adjustments considered necessary for a fair presentation of the historical statements of revenues and direct operating expenses for the unaudited six month period ended June 30, 2008 and three month period ended March 31, 2008 have been included, and all such adjustments are of a normal recurring nature. The excess of revenues over direct operating expenses for the unaudited six month period ended June 30, 2008 and for the unaudited three month period ended March 31, 2008 are not necessarily indicative of the excess revenues over direct operating expenses that can be expected for the year ending December 31, 2008.

2.	RISKS AND UNCERTAINTIES

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results. If the tenant were to default, future revenues of the Property would be severely impacted.

3.	FUTURE MINIMUM RENTAL INCOME

At December 31, 2007, the Property is leased to SBM Atlantia Inc under a noncancelable operating lease that expires on February 29, 2012. The lease also provides for additional rents based on certain operating expenses of the Property. Approximate future minimum rent to be received from the noncancelable operating lease, excluding tenant reimbursements, for each of the next five years ending December 31 are summarized as follows:

ENCLAVE ON THE LAKE

Notes to the Historical Statements of Revenues and Direct Operating Expenses

for the Six Months Ended June 30, 2008 (unaudited),

for the Three Months Ended March 31, 2008 (unaudited) and

for the Year Ended December 31, 2007

Year	Rent
2008	$4,277,000
2009	4,277,000
2010	4,277,000
2011	4,277,000
2012	713,000

$17,821,000

4.	ASSUMED NOTE PAYABLE

In connection with the acquisition of the Property, the Company assumed a note payable secured by the Property on July 1, 2008. The outstanding principal balance of the assumed note payable was approximately $18,790,000 as of June 30, 2008. The note payable bears a fixed interest rate of 5.45%. The Property will make thirty-four equal payments of principal and interest of approximately $113,000 starting July 1, 2008 and then, one final payment of principal and interest of approximately $17,859,000 on May 1, 2011.

Interest expense incurred on the note payable secured by the Property totaled approximately $1,041,000, $258,000 and $514,000 for the year ended December 31, 2007, for the three months period ended March 31, 2008 and for the six months period ended June 30, 2008, respectively.

5.	COMMITMENTS AND CONTINGENCIES

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any noncompliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

Independent Auditors’ Report

The Board of Trustees

CB Richard Ellis Realty Trust

We have audited the accompanying historical statement of revenues and direct operating expenses (the “historical statement”) of Bolingbrook Point III (the “Property” or “Bolingbrook”), a warehouse distribution building located at 530 W. North Frontage Road, Bolingbrook, Illinois 60440, for the year ended December 31, 2006. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the historical statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Property for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying historical statement of revenues and direct operating expenses for the six-month period ended June 30, 2007 was not audited by us and, accordingly, we express no opinion or any other form of assurance on that statement.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California

September 28, 2007

BOLINGBROOK POINT III

Historical Statements of Revenues and Direct Operating Expenses

for the Six Months Ended June 30, 2007 (unaudited) and

for the Year Ended December 31, 2006

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Revenues
Rental	$396,095	$387,845
Tenant Reimbursements	56,656	48,628

Total Revenues	452,751	436,473

Expenses
Operating and Maintenance	49,164	66,360
Property Taxes	45,000	56,957
General and Administrative	4,635	1,576

Total Expenses	98,799	124,893

Excess of Revenues Over Direct Operating Expenses	$353,952	$311,580

BOLINGBROOK POINT III

Notes to the Historical Statements of Revenues and Direct Operating Expenses

for the Six Months Ended June 30, 2007 (unaudited) and

for the Year Ended December 31, 2006

1.	Basis of Presentation

CB Richard Ellis Realty Trust (the “Company”) acquired Bolingbrook Point III (the “Property” or “Bolingbrook”), a multi-tenant warehouse distribution building located at 530 W. North Frontage Road, Bolingbrook, Illinois 60440, from Bolingbrook Point Phase III, LLC (“BPPIII”), an unrelated third party, on August 29, 2007. The Property was under construction until June 30, 2006 and commenced rental operations on July 1, 2006. The Property consists of a multi-tenant warehouse distribution building, with approximately 185,045 rentable square feet. As of December 31, 2006, the tenant occupied 53% of the Property’s total rentable square footage. The historical statements of revenues and direct operating expenses (the “historical statements”) reflect only the operations of Bolingbrook and not those of the Company.

The accompanying historical statements of revenues and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental income is recognized on a straight-line basis over the related lease term.

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to the Property. The excluded expenses consist primarily of interest, management fees, depreciation and amortization of the Property. Property taxes represent the taxes paid or accrued based upon pre-acquisition assessed value. As a result of the acquisition of the Property, the assessed value and related real estate tax expense may change. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to the proposed future operations of the Property.

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and direct operating expenses during the reporting period to prepare the statement of revenues and direct operating expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

In the opinion of management, all adjustments considered necessary for a fair presentation of the historical statement of revenues and direct operating expenses for the unaudited six-month period ended June 30, 2007 have been included, and all such adjustments are of a normal recurring nature. The excess of revenues over direct operating expenses for the unaudited six-month period ended June 30, 2007 is not necessarily indicative of the excess revenues over direct operating expenses that can be expected for the year ending December 31, 2007.

2.	Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results. If the tenant were to default, future revenues of the Property would be severely impacted.

3.	TENANT CONCENTRATION

As of and for the year ended December 31, 2006, Compass Group USA, Inc. occupied approximately 53% of the Property’s total square footage and was the only tenant of the Property. If this tenant were to default on its lease, future revenues of the Property could be severely adversely impacted.

BOLINGBROOK POINT III

4.	FUTURE MINIMUM RENTAL INCOME

At December 31, 2006, the Property is leased to one tenant under a ten-year operating lease that provides for scheduled rent increases. The lease grants tenant renewal options for two periods of five-years each. The lease also provides for additional rents based on certain operating expenses of the Property. Approximate future minimum rents to be received from non-cancelable operating lease, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter, are summarized as follows:

Year	Rent
2007	$743,000
2008	755,000
2009	769,000
2010	782,000
2011	796,000
Thereafter	4,048,000

$7,893,000

5.	COMMITMENTS AND CONTINGENCIES

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

6.	SUBSEQUENT EVENT

On July 16, 2007, Kraus Floors, LLC, signed a seven-year lease with a five-year renewal option for the remaining 86,631 square foot or approximately 47% of the Property’s total square footage. The lease agreement calls for free rent from July 16, 2007 to January 28, 2008. Monthly rental income will be approximately $30,938 for the next seven months which will be subject to scheduled rent increases in accordance with the lease terms.

Independent Auditors’ Report

The Board of Directors

CB Richard Ellis Realty Trust

We have audited the accompanying combined statement of revenues and certain expenses of the 30 building “Carolina Portfolio” for the year ended December 31, 2006, which was acquired by CB Richard Ellis Realty Trust on August 30, 2007. This combined financial statement is the responsibility of the Carolina Portfolio’s management (“Management”). Our responsibility is to express an opinion on the 2006 combined financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement, assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying 2006 combined statement of revenues and certain expenses of the Carolina Portfolio was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the 2006 combined statement of revenues and certain expenses, for inclusion in Form 8-K of CB Richard Ellis Realty Trust. Material amounts that would not be comparable to those resulting from the proposed future operations of the Carolina Portfolio have been excluded. The 2006 combined financial statement is not intended to be a complete presentation of the Carolina Portfolio’s 2006 combined revenues and expenses.

In our opinion, the 2006 combined statement of revenues and certain expenses of the Carolina Portfolio presents fairly, in all material respects, the revenues and certain expenses as described in Note 1, of the Carolina Portfolio for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, LLP

Chicago, Illinois

October 18, 2007

CAROLINA PORTFOLIO

Combined Statements of Revenues and Certain Expenses

for the Six Months Ended June 30, 2007 (unaudited) and for the Year Ended December 31, 2006

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Revenues
Rental	$6,295,133	$9,493,482
Tenant Reimbursements	537,274	444,042

Total Revenues	6,832,407	9,937,524

Certain Expenses
Rental Property Operating and Maintenance	258,514	491,562
Property Taxes	509,182	539,596
General and Administrative	140,539	225,147
Interest	1,944,984	2,911,199

Total Certain Expenses	2,853,219	4,167,504

Revenues in Excess of Certain Expenses	$3,979,188	$5,770,020

See accompanying notes to the combined statements of revenues and certain expenses.

CAROLINA PORTFOLIO

Notes to the Combined Statements of Revenues and Certain Expenses

for the Six Months Ended June 30, 2007 (unaudited) and

for the Year Ended December 31, 2006

1.	BASIS OF PRESENTATION

On August 30, 2007, CB Richard Ellis Realty Trust (“we” or “our”) acquired a fee interest in a portfolio of 30 distribution and manufacturing industrial buildings located in North and South Carolina, or the Carolina Portfolio, from affiliates of Johnson Development Associates, Inc., or the Carolina Seller, unrelated third-parties. We acquired the Carolina Portfolio for $214,170,000, exclusive of customary closing costs, which was funded with approximately $83,060,000 cash, term loan proceeds of approximately $65,000,000 and assumable mortgages totaling $66.11 million. Upon closing, we paid our investment advisor, CBRE Advisors LLC, an acquisition fee in the amount of $2.142 million. This acquisition fee is not included in the $214,170,000 total acquisition cost of the Carolina Portfolio.

The Carolina Portfolio consists of 30 distribution and manufacturing industrial buildings located in the markets of Spartanburg, South Carolina; Charleston, South Carolina; Charlotte, North Carolina; and Winston-Salem, North Carolina.

The accompanying combined statements of revenues and certain expenses relate to the operations of the Carolina Portfolio. The following table describes the composition of the Carolina Portfolio:

Operating Property	Rentable Square Feet	Number of Buildings	Location
	(Unaudited)	(Unaudited)
Fairforest Bldg. 5	316,491	1	Spartanburg, SC
Fairforest Bldg. 6	101,055	1	Spartanburg, SC
Fairforest Bldg. 7	101,459	1	Spartanburg, SC
HJ Park Bldg. 1	70,000	1	Spartanburg, SC
North Rhett I	284,750	1	Charleston, SC
North Rhett II	101,705	1	Charleston, SC
North Rhett III	79,972	1	Charleston, SC
North Rhett IV	316,040	1	Charleston, SC
Jedburg Commerce Park	512,686	1	Charleston, SC
Mount Holly Building	100,823	1	Charleston, SC
Orangeburg Park Bldg. 2	101,055	1	Charleston, SC
Kings Mountain I	100,000	1	Charlotte, NC
Kings Mountain II	301,400	1	Charlotte, NC
Union Cross Bldg. I	100,853	1	Winston Salem, NC
Union Cross Bldg. II	316,130	1	Winston Salem, NC
Fairforest Bldgs 1-4	355,794	4	Spartanburg, SC
Highway 290 Commerce Park 1, 5 & 7	268,500	3	Spartanburg, SC
Orchard Business Park 2	17,448	1	Spartanburg, SC
Greenville/Spartanburg Ind. Park	67,375	1	Spartanburg, SC
Community Cash Complex 1-5	552,518	5	Spartanburg, SC
Cherokee Corporate Park	60,000	1	Spartanburg, SC

Totals	4,226,054	30

The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Carolina Portfolio for the period from January 1, 2007 to June 30, 2007 (unaudited) and for the year ended December 31, 2006, due to the exclusion of depreciation, certain amortization, and interest expense relating to debt which will not be assumed with the properties. The December 31, 2006 statement is not proportionately comparable to the six months ended June 30, 2007 results due to certain properties in the portfolio being under development

CAROLINA PORTFOLIO

Notes to the Combined Statements of Revenues and Certain Expenses

for the Six Months Ended June 30, 2007 (unaudited) and

for the Year Ended December 31, 2006

in 2006. These statements may not be comparable to the proposed future operations of the Carolina Portfolio.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

Revenue Recognition—All leases are classified as operating leases with minimum rents, free rent periods (rent holidays), and any other lease inducements recognized on a straight-line basis over the terms of the leases.

Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred.

Use of Estimates—Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the combined statement of revenues and certain expenses of the Carolina Portfolio in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Depreciation and Amortization—Historical depreciation and amortization expense is excluded from the accompanying combined statement of revenues and certain expenses of the Carolina Portfolio as such amounts will not be comparable after the acquisition due to purchase accounting.

Improvements and replacements are capitalized when they extend the useful life, increase capacity, or improve the efficiency of the asset. Repairs and maintenance are charged to expense as incurred.

Loan costs related to the assumable mortgages were capitalized and are amortized to interest expense over the term of the loan using a method that approximates the effective-interest method.

Unaudited Interim Financial Information—The statement of revenues and certain expenses for the period from January 1, 2007 to June 30, 2007 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

3.	MINIMUM FUTURE LEASE RENTALS

The Carolina Properties are subject to various lease agreements with tenants. As of December 31, 2006, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

Year Ending December 31
2007	$8,829,000
2008	9,389,000
2009	8,760,000
2010	6,041,000
2011	5,159,000
Thereafter	16,194,000

$54,372,000

The leases also generally require reimbursement of the tenant’s proportional share of common area, real estate taxes, and other operating expenses, which are not included in the future minimum amounts above.

CAROLINA PORTFOLIO

Notes to the Combined Statements of Revenues and Certain Expenses

for the Six Months Ended June 30, 2007 (unaudited) and

for the Year Ended December 31, 2006

Included in rental income for the year ended December 31, 2006 is approximately $690,000 and for the six month period ended June 30, 2007 approximately $500,000 of unbilled rental income which will be billed and collected in the future.

4.	TENANT CONCENTRATIONS

For the year ended December 31, 2006 and for the six months ended June 30, 2007, rent and tenant reimbursements from the tenant at Union Cross Building II represent approximately 10.0 percent of the Carolina Portfolio total rental revenues and tenant reimbursements under a lease which expires in 2009.

5.	INTEREST EXPENSE

Interest expense in the accompanying statement relates to the assumable mortgage loans of $66,110,000, which are secured by deeds of trust on the properties and the assignment of related rents and leases. These mortgage loans will be assumed by the Company as of the acquisition date. The mortgage loans require monthly payments of principal and interest at rates ranging from 4.98% to 6.33% and mature between March 1, 2013 and February 1, 2025.

6.	RELATED PARTY

Included in general and administrative is a management fee of 2.5 percent of rental revenues payable to the prior owner’s affiliate.

7.	COMMITMENTS AND CONTINGENCIES

The Carolina Portfolio is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims would not have a material impact on the Carolina Portfolio’s revenues and expenses.

In connection with the ownership and operation of the real estate projects, owners may be potentially liable for costs and damages related to environmental matters, including asbestos-containing materials. The Carolina Portfolio Properties has not been notified by any governmental authority of any noncompliance, liability, or other claim in connection with any of the properties, and management is not aware of any environmental condition with respect to any of the properties that management believes will have a material adverse effect on the Carolina Portfolio’s revenues and expenses.

Independent Auditors’ Report

The Board of Directors

CB Richard Ellis Realty Trust

We have audited the accompanying combined statement of revenues and certain expenses of the 3 building “Carolina II Portfolio” for the year ended December 31, 2006, which was acquired by CB Richard Ellis Realty Trust on September 24, 2007 (one building) and November 1, 2007 (two buildings). This combined financial statement is the responsibility of the Carolina II Portfolio management (“Management”). Our responsibility is to express an opinion on the 2006 combined financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement, assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying 2006 combined statement of revenues and certain expenses of the Carolina II Portfolio was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the 2006 combined statement of revenues and certain expenses, for inclusion in Form 8-K of CB Richard Ellis Realty Trust. Material amounts that would not be comparable to those resulting from the proposed future operations of the Carolina II Portfolio have been excluded. The 2006 combined financial statement is not intended to be a complete presentation of the Carolina II Portfolio 2006 combined revenues and expenses.

In our opinion, the 2006 combined statement of revenues and certain expenses of the Carolina II Portfolio presents fairly, in all material respects, the revenues and certain expenses as described in Note 1, of the Carolina II Portfolio for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, LLP

Chicago, Illinois

January 17, 2008

CAROLINA II PORTFOLIO

Combined Statements of Revenues and Certain Expenses

for the Nine Months Ended September 30, 2007 (unaudited) and for the Year Ended December 31, 2006

	Nine Months Ended September 30, 2007 (unaudited)	Year Ended December 31, 2006
Revenues
Rental	$581,308	$648,781
Tenant Reimbursements	98,183	116,155

Total Revenues	679,491	764,936

Certain Expenses
Rental Property Operating and Maintenance	27,125	51,295
Property Taxes	116,747	123,840

Total Certain Expenses	143,872	175,135

Revenues in Excess of Certain Expenses	$535,619	$589,801

See accompanying notes to the combined statements of revenues and certain expenses.

CAROLINA II PORTFOLIO

Notes to the Combined Statements of Revenues and Certain Expenses

for the Nine Months Ended September 30, 2007 (unaudited) and for the Year Ended December 31, 2006

1.	BASIS OF PRESENTATION

On September 24, 2007 and November 1, 2007, CB Richard Ellis Realty Trust (“we or our”) acquired a fee interest in an additional portfolio of 3 distribution and manufacturing industrial buildings located in the Spartanburg, South Carolina market, or the Carolina II Portfolio from affiliates of Johnson Development Associates, Inc., or the Carolina Seller, unrelated third-parties. We acquired the Carolina II Portfolio for $7,665,000 exclusive of customary closing costs, all cash. Upon closing, we paid our investment advisor, CBRE Advisors LLC, an acquisition fee in the amount of $76,650.

The accompanying combined statements of revenues and certain expenses relate to the operations of the Carolina II Portfolio. The following table describes the composition of the Carolina II Portfolio:

Operating Property	Rentable Square Feet	Number of Buildings	Location
	(Unaudited)	(Unaudited)
215 Commerce Court	100,000	1	Spartanburg, SC
230 Commerce Court	105,000	1	Spartanburg, SC
4250 Orchard Park Blvd.	32,500	1	Spartanburg, SC

Totals	237,500	3

The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Carolina II Portfolio for the Notes to the Combined Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2007 (unaudited) and for the Year Ended December 31, 2006 period from January 1, 2007 to September 30, 2007 (unaudited) and for the year ended December 31, 2006, due to the exclusion of depreciation and certain amortization. These statements may not be comparable to the proposed future operations of the Carolina II Portfolio.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

Revenue Recognition—All leases are classified as operating leases with minimum rents, free rent periods (rent holidays), and any other lease inducements recognized on a straight-line basis over the terms of the leases.

Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred.

Use of Estimates—Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the combined statement of revenues and certain expenses of the Carolina II Portfolio in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Depreciation and Amortization—Historical depreciation and amortization expense is excluded from the accompanying combined statement of revenues and certain expenses of the Carolina II Portfolio as such amounts will not be comparable after the acquisition due to purchase accounting.

Improvements and replacements are capitalized when they extend the useful life, increase capacity, or improve the efficiency of the asset. Repairs and maintenance are charged to expense as incurred.

CAROLINA II PORTFOLIO

Notes to the Combined Statements of Revenues and Certain Expenses

for the Nine Months Ended September 30, 2007 (unaudited) and for the Year Ended December 31, 2006

Unaudited Interim Financial Information—The statement of revenues and certain expenses for the period from January 1, 2007 to September 30, 2007 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

3.	MINIMUM FUTURE LEASE RENTALS

The Carolina II Portfolio is subject to various lease agreements with tenants. As of December 31, 2006, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

Year Ending December 31
2007	$750,400
2008	372,333
2009	272,000
2010	280,000
2011	288,000
Thereafter	1,406,000

$3,368,733

The leases also generally require reimbursement of the tenant’s proportional share of common area, real estate taxes, and other operating expenses, which are not included in the future minimum amounts above.

Included in rental income for the year ended December 31, 2006 is approximately $116,000 and for the nine month period ended September 30, 2007 approximately $98,000 of unbilled rental income which will be billed and collected in the future.

All three of the properties in the Carolina II Portfolio are currently held for sale.

4.	TENANT CONCENTRATIONS

For the year ended December 31, 2006, the tenant in 215 Commerce Court accounted for approximately 24% of total revenues, the tenant in 230 Commerce Court accounted for approximately 54% of total revenues and the tenant in 4250 Orchard Park Blvd. accounted for approximately 22% of total revenue.

For the nine months ended, September 30, 2007, the tenant in 215 Commerce Court accounted for approximately 37% of total revenues, the tenant in 230 Commerce Court accounted for approximately 46% of total revenues and the tenant in 4250 Orchard Park Blvd. accounted for approximately 17% of total revenue.

The tenant of the 215 Commerce Court property occupied the building in March 2006 upon the completion of the renovation of the building. The leases under which the tenants occupy the other properties expire in December 2007 for the tenant in 230 Commerce Court and October 2008 for the tenant in 4250 Orchard Park Blvd. The tenant of the 230 Commerce Court building continues to occupy the premises on a month-to-month basis.

The lease under which the tenant occupies the property at 215 Commerce Court provides the tenant with (a) right of first refusal to purchase the property if the owner receives an offer to sell the property and (b) an option to purchase the property at the end of the initial term of the lease for $3,670,000.

CAROLINA II PORTFOLIO

Notes to the Combined Statements of Revenues and Certain Expenses

for the Nine Months Ended September 30, 2007 (unaudited) and for the Year Ended December 31, 2006

5.	RELATED PARTY

Included in general and administrative is a management fee of 2.5 percent of rental revenues payable to the prior owner’s affiliate.

6.	COMMITMENTS AND CONTINGENCIES

The Carolina II Portfolio is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims would not have a material impact on the Carolina II’s revenues and expenses.

In connection with the ownership and operation of the real estate projects, owners may be potentially liable for costs and damages related to environmental matters, including asbestos-containing materials. The Carolina II Portfolio has not been notified by any governmental authority of any noncompliance, liability, or other claim in connection with any of the properties, and management is not aware of any environmental condition with respect to any of the properties that management believes will have a material adverse effect on the Carolina II Portfolio’s revenues and expenses.

Independent Auditors’ Report

The Board of Trustees

CBRE Realty Trust

We have audited the accompanying historical statement of revenues and direct operating expenses (the “historical statement”) of Lakeside Office Center (the “Property”), an office building located at 2850 Lake Vista Drive, Lewisville, Texas, for the year ended December 31, 2007. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the historical statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Property for the year ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California

April 2, 2008

LAKESIDE OFFICE CENTER

Historical Statement of Revenues and Direct Operating Expenses

for the Year Ended December 31, 2007

Revenues
Rental	$931,040
Tenant Reimbursements	240,827

Total Revenues	1,171,867

Expenses
Operating and Maintenance	298,235
Property Management Fees	42,000
Property Taxes	209,665
General and Administrative	8,241

Total Expenses	558,141

Excess of Revenues Over Direct Operating Expenses	$613,726

See accompanying notes to the historical statement of revenues and direct operating expenses.

LAKESIDE OFFICE CENTER

Notes to the Historical Statement of Revenues and Direct Operating Expenses

for the Year Ended December 31, 2007

1.	BASIS OF PRESENTATION

RT Lakeside LLC, an affiliate of CB Richard Ellis Realty Trust (the “Company”) acquired Lakeside Office Center (the “Property”), a multi-tenant office building located at 2850 Lake Vista Drive, in Lewisville, Texas, from Lakeside Office Center, LP, an unrelated third-party, on March 5, 2008. The Property consists of a 98,750 square foot, three-story office building and surface parking lot completed in August 2006. As of December 31, 2007, the tenants occupied 96% of the Property’s total rentable square footage. The historical statement of revenues and direct operating expenses (the “historical statement”) reflects only the operations of the Property and not those of the Company.

The accompanying historical statement of revenues and direct operating expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental income is recognized on a straight-line basis over the related lease term.

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statement. The excluded revenues consist primarily of nonoperating revenue related to the Property. The excluded expenses consist primarily of interest, depreciation and amortization of the Property. Property taxes represent the taxes paid or accrued based upon pre-acquisition assessed value. As a result of the acquisition of the Property, the assessed value and related real estate tax expense may change. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to the proposed future operations of the Property.

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and direct operating expenses during the reporting period to prepare the historical statement of revenues and direct operating expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

In the opinion of management, all adjustments considered necessary for a fair presentation of the historical statement of revenues and direct operating expenses for the year ended December 31, 2007 have been included, and all such adjustments are of a normal recurring nature.

2.	PROPERTY MANAGEMENT FEES

During 2006, the former owner of the Property contracted with Peloton Real Estate Management, LLC to manage the Property. Monthly fees paid for property management services are based on percentage of the building leased and not to exceed $4,000 per month. For the year ended December 31, 2007, the Property incurred expenses of $42,000 related to property management fees.

3.	RISKS AND UNCERTAINTIES

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results. If tenants were to default on their leases, future revenues of the Property would be severely impacted.

4.	REVENUE RECOGNITION

Tenant leases are accounted for as operating leases. Minimum annual rentals are recognized on a straight-line basis over the term of the related lease.

LAKESIDE OFFICE CENTER

Notes to the Historical Statement of Revenues and Direct Operating Expenses

for the Year Ended December 31, 2007

5.	TENANT CONCENTRATION

As of and for the year ended December 31, 2007, Teachers Insurance and Annuity Association of America (TIAA) occupied approximately 68% of the Property’s total square footage. If this tenant were to default on its lease, future revenues of the Property could be severely adversely impacted. No other tenant represented more than 10% of the Property.

6.	FUTURE MINIMUM RENTAL INCOME

At December 31, 2007, the Property is leased to twelve tenants under noncancelable operating leases that expires between October 2009 and May 2017. These leases also provide for additional rents based on certain operating expenses of the Property. Approximate future minimum rents to be received from non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter, are summarized as follows:

Year	Rent
2008	$1,430,000
2009	1,515,000
2010	1,255,000
2011	1,071,000
2012	1,020,000
Thereafter	4,611,000

$10,902,000

7.	COMMITMENTS AND CONTINGENCIES

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

THAMES VALLEY FIVE

Other Financial Information of the Guarantor of the Single Tenant Lease

The following is pertinent financial data and other information about Regus Group, plc (“Regus”) and or Regus Business Center BV, the guarantor of the single tenant lease at Thames Valley Five:

Regus is a public limited company incorporated in England and Wales, whose shares are publicly traded on the London Stock Exchange.

Regus is the world’s largest provider of workplace solutions. Regus employs 4,000 people and operates over 950 business centers across 400 cities in 70 countries. Regus’ products and services include fully furnished, equipped and staffed offices, business support services, meeting conference and training facilities and a network of public videoconference rooms all serving over 200,000 clients daily. Regus was founded in 1989 and currently provides products and services to thousands of companies, including to more than half of the Fortune 500 companies.

The consolidated condensed financial information of Regus as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005 are as follows (In millions of US dollars):

Consolidated Condensed Balance Sheet Information (Unaudited):

	December 31,
	2007	2006
Current Assets	$664	$454
Non Current Assets	1,047	876
Current Liabilities	891	666
Net Equity	616	439

Consolidated Condensed Statements of Operations Information (Unaudited):

	Year Ended December 31,
	2007	2006	2005
Revenue	$1,729	$1,246	$847
Operating Income	246	151	86
Income Before Tax	239	142	71
Net Income	208	151	82

Consolidated Condensed Statements of Cash Flow Information (Unaudited):

	Year Ended December 31,
	2007	2006	2005
Cash Provided By Operating Activities	$383	$221	$126
Cash Used In Investing Activities	(191)	(243)	(58)
Cash Used in Financing Activities	(74)	(42)	(87)

602 CENTRAL BLVD.

Other Financial Information of the Guarantor of the Single Tenant Lease

at the 602 Central Blvd. property

The following is pertinent financial data and other information about Capita Group plc, the guarantor of the single tenant lease:

The Capita Group Plc (Capita Group) is a public limited company incorporated in England and Wales, whose shares are publicly traded on the London Stock Exchange.

Capita Group operates in both the private and public sectors of business and is a leader in the market commonly known as the business process outsourcing (BPO) or the professional support services market. Capita Group provides administration, human resources, finance, treasury, customer service, and information and communications technology outsourcing services to its clients.

Capita Group employees over 27,800 people across the United Kingdom, Ireland, Channel Islands and India. Capita Group has an extensive infrastructure of business centers onshore in the United Kingdom, near-shore in the Channel Islands and Ireland and offshore in India, built over 2 decades which allows Capita Group to deliver services in the most appropriate and cost effective way.

The consolidated condensed financial information of Capita Group as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004 are as follows (in millions of US dollars):

Consolidated Condensed Balance Sheet Information (Unaudited):

	2006	2005
Current Assets	$792	$590
Non Current Assets	1,688	1,345
Current Liabilities	1,842	1,253
Net Equity	638	682

Consolidated Condensed Statements of Operations Information (Unaudited):

	2006	2005	2004
Revenue	$3,185	$2,623	$2,348
Operating Income	400	304	239
Income Before Tax	354	280	214
Net Income	256	196	138

Consolidated Condensed Statements of Cash Flow Information (Unaudited):

	2006	2005	2004
Cash Provided By Operating Activities	$397	$330	$187
Cash Used In Investing Activities	(217)	(301)	(174)
Cash (Used In) Provided By Financing Activities	(128)	(17)	116
Net Increase In Cash and Cash Equivalents	52	12	129

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Financial Statements

(unaudited)

The following unaudited pro forma condensed consolidated statements of operations of CB Richard Ellis Realty Trust (the “Company”) including its consolidated subsidiaries, for the three months ended March 31, 2008 and year ended December 31, 2007 is based on the historical consolidated statements of operations of CB Richard Ellis Realty Trust and the statements of revenues and certain expenses for the (i) 602 Central Blvd. property (“602 Central”), which was acquired on April 27, 2007, (ii) the Bolingbrook Point III property (“Bolingbrook”), which was acquired on August 29, 2007, (iii) the Carolina Portfolio which was acquired on August 30, 2007, (iv) the Lakeside Office Center property (“Lakeside”), which was acquired on March 5, 2008, (v) the Thames Valley Five property (“TVF”), which was acquired on March 20, 2008, (vi) the Duke Buckeye Logistic Center property (“Duke Buckeye”), which was acquired on June 12, 2008, and (vii) the Enclave on the Lake property (“Enclave”), which was acquired on July 1, 2008.

The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2008 is presented as if the acquisitions of Lakeside, TVF and Enclave had taken place on January 1, 2007 and for Kings Mountain III (“KM III”) and Duke Buckeye at the date of the completion of development of the properties on April 1, 2007 and September 16, 2007, respectively.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2007 is presented as if the acquisitions of the 602 Central, Bolingbrook, Carolina Portfolio (including KM III as if acquired on April 1, 2007), Lakeside, TVF, Duke Buckeye and Enclave had taken place on January 1, 2007.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008 is presented as if the acquisition of the Duke Buckeye and Enclave had taken place on March 31, 2008.

The unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations should be read in conjunction with the historical balance sheet and statements of operations of CB Richard Ellis Realty Trust and the statements of revenues and certain expenses of Enclave, Bolingbrook, Carolina Portfolio, Carolina Portfolio II and Lakeside, along with the accompanying notes thereto. The unaudited pro forma condensed consolidated statements of operations do not purport to represent our results of operations that would actually have occurred assuming the acquisitions of 602 Central, Bolingbrook, the Carolina Portfolio, Lakeside, KM III, TVF, Duke Buckeye and Enclave properties had occurred on January 1, 2007, nor do they purport to project our results of operations as of any future date or for any future period.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Balance Sheet

as of March 31, 2008 (unaudited)

(In Thousands, Except Share Data)

	CB Richard Ellis Realty Trust Historical	Duke Buckeye	Enclave	Consolidated Company Pro Forma
	A	B	C
ASSETS
Net Investments in Real Estate	$321,941	$—	$34,456	$356,397
Investment in Unconsolidated Entities	64	35,441	—	35,505
Real Estate and Other Assets Held for Sale	60,910	—	—	60,910
Cash and Cash Equivalents	62,332	(35,441)	(19,141)	7,750
Restricted Cash	124	—	—	124
Accounts and Other Receivables	1,226	—	—	1,226
Deferred Rent	1,604	—	—	1,604
Acquired Above Market Leases	12,217	—	—	12,217
Acquired in Place Lease Value	31,305	—	3,250	34,555
Deferred Financing Costs	1,313	—	200	1,513
Lease Commissions	180	—	—	180
Other Assets	545	—	—	545

Total Assets	$493,761	$—	$18,765	$512,526

LIABILITIES AND SHAREHOLDERS EQUITY LIABILITIES
Notes Payable	$116,121	$—	$18,280	$134,401
Loan Payable	45,000	—	—	45,000
Liabilities Related to Real Estate and Other Assets Held for Sale	725	—	—	725
Security Deposits	197	—	—	197
Accounts Payable and Accrued Expenses	4,167	—	—	4,167
Accrued Offering Costs Payable to Related Parties	4,443	—	—	4,443
Distributions Payable	4,882	—	—	4,882
Acquired Below Market Leases	16,376	—	485	16,861
Investment Management Fees Payable to Related Party	246	—	—	246

Total Liabilities	192,157	—	18,765	210,922
MINORITY INTEREST	1,464	—	—	1,464
SHAREHOLDERS’ EQUITY
Common Stock, $.01 par value, 990,000,000 shares authorized; 37,788,751 issued and outstanding	378	—	—	378
Additional Paid-in-Capital	324,551	—	—	324,551
Accumulated Deficit	(24,573)	—	—	(24,573)
Accumulated Other Comprehensive Income	(216)	—	—	(216)

Total Shareholders’ Equity	300,140	—	—	300,140

Total Liabilities and Shareholders’ Equity	$493,761	$—	$18,765	$512,526

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Statement of Operations

for the Three Months Ended March 31, 2008 (unaudited)

(In Thousands, Except Share Data)

	CB Richard Ellis Realty Trust Historical	Lakeside Office Center	Kings Mountain III	Thames Valley Five	Duke Buckeye	Enclave	Enclave Pro Forma Adjustments	Consolidated Company Pro Forma
	AA	BB	CC	DD	EE	FF	GG
REVENUES
Rental	$5,814	$364	$1	$494	$—	$1,045	$23	$7,741
Tenant Reimbursements	1,069	121	—	4	—	103	—	1,297

TOTAL REVENUES	6,883	485	1	498	—	1,148	23	9,038

EXPENSES
Operating and Maintenance	547	90	8	4	—	296	—	945
Property Taxes	631	37	1	—	—	167	—	836
Interest	2,406	—	—	—	—	258	52	2,716
General and Administrative	408	—	—	—	—	32	—	440
Management Fees to Related Party	681	26	31	40	—	—	72	850
Depreciation and Amortization	3,151	170	147	275	—	—	490	4,233

TOTAL EXPENSES	7,824	323	187	319	—	753	614	10,020

INTEREST AND OTHER INCOME	796	—	—	—	—	—	—	796

INCOME (LOSS) BEFORE MINORITY INTEREST	(145)	162	(186)	179	—	395	(591)	(186)
MINORITY INTEREST	2	(2)	3	(2)	(1)	—	3	3
PROVISION FOR INCOME TAXES	(59)	—	—	—	—	—	—	(59)
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED ENTITIES	(96)	—	—	—	83	—	—	(13)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(298)	$160	$(183)	$177	$82	$395	$(588)	$(255)

Basic and Diluted Net loss per Share	$(0.01)							$(0.01)
Weighted Average Common Shares Outstanding — Basic and Diluted	34,027,925							34,027,925

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended December 31, 2007 (unaudited)

(In Thousands, Except Share Data)

	CB Richard Ellis Realty Trust Historical	602 Central Blvd.	Bolingbrook Point III	Carolina Portfolio	Carolina Portfolio Real Estate Held for Sale Adjustments	Lakeside Office Center	Thames Valley Five	Enclave	Bolingbrook Pro Forma Adjustments	Carolina Pro Forma Adjustments	Lakeside Office Center Pro Forma Adjustments	Duke Buckeye Pro Forma Adjustments	Enclave Pro Forma Adjustments	Consolidated Company Pro Forma
	HH	II	JJ	KK	LL	MM	NN	OO	PP	QQ	RR	SS	TT	UU
REVENUES
Rental	$12,598	$516	$396	$6,295	$(1,595)	$931	$2,250	$4,181	$169	$2,140	$172	$—	$94	$28,147
Tenant Reimbursements	2,389	5	57	537	(44)	241	—	345	19	338	—	—	—	3,887

TOTAL REVENUES	14,987	521	453	6,832	(1,639)	1,172	2,250	4,526	188	2,478	172	—	94	32,034

EXPENSES
Operating and Maintenance	1,152	5	49	259	(72)	340	—	1,213	16	94	—	—	—	3,056
Property Taxes	1,486	—	45	509	(103)	210	—	665	15	386	—	—	—	3,213
Interest	5,049	222	—	1,945	—	—	—	1,041	—	855	—	—	203	9,315
General and Administrative	1,875	—	5	141	(41)	8	—	68	2	1	—	—	—	2,059
Management Fees to Related Party	1,547	49	—	—	—	—	176	—	73	660	108	—	287	2,900
Depreciation and Amortization	8,050	339	—	—	—	—	1,148	—	315	2,898	645	—	1,962	15,357

TOTAL EXPENSES	19,159	615	99	2,854	(216)	558	1,324	2,987	421	4,894	753	—	2,452	35,900

INTEREST AND OTHER INCOME	2,855	—	—	—	—	—	—	—	—	—	—	—	—	2,855

INCOME (LOSS) BEFORE MINORITY INTEREST	(1,317)	(94)	354	3,978	(1,423)	614	926	1,539	(233)	(2,416)	(581)	—	(2,358)	(1,011)
MINORITY INTEREST	17	2	—	—	—	—	(12)	—	(2)	(5)	(1)	(2)	11	8
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED ENTITIES	(150)	—	—	—	—	—	—	—	—	—	—	158	—	8

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(1,450)	$(92)	$354	$3,978	$(1,423)	$614	$914	$1,539	$(235)	$(2,421)	$(582)	$156	$(2,347)	$(995)

Basic and Diluted Net loss per Share	$(0.08)													$(0.05)
Weighted Average Common Shares Outstanding — Basic and Diluted	18,545,418	—	—											18,545,418

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

1.	Adjustments to Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet of the Company as of March 31, 2008 are as follows:

(A)        Reflects the historical consolidated balance sheet of the Company as of March 31, 2008.

(B)        Represents the cash contribution made in the Joint Venture in conjunction with the closing of the Duke Buckeye property on June 12, 2008. The total investment of $35,441,000 includes cash contributions of $34,941,000 toward the purchase price and the payment of acquisition fees and closing costs of $500,000, which were funded using net proceeds from our initial public offering. An acquisition fee of $349,000 or 1% of 80% of the agreed value was paid to the Investment Advisor.

(C)        Represents the purchase price of the assets acquired on July 1, 2008 by the Company in conjunction with the acquisition of Enclave. The total cost of $37,732,000, including closing costs and acquisition fees, was funded using net proceeds from our initial public offering and assumed loan. The outstanding balance of the assumed loan was approximately $18,790,000 (the estimated fair value of the assumed loan on the acquisition date was $18,280,000) as of June 30, 2008. The loan bears a fixed interest rate of 5.45%, and matures on May 1, 2011.

2.	Adjustments to Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statement of operations of the Company for the three months ended March 31, 2008 are as follows:

(AA)        Reflects the historical condensed consolidated statement of operations for the three months ended March 31, 2008.

(BB)        Reflects the pro forma adjustment for Lakeside in order to present the operations as if the property was acquired on January 1, 2008. The Company acquired Lakeside on March 5, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 4, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Lakeside property.

(CC)        Reflects the pro forma adjustment for KM III in order to present the operations for the three months ended March 31, 2008 based on a placed in-service date of April 1, 2007 at the completion of construction. The Company acquired KM III on March 14, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 13, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the KM III property.

CB RICHARD ELLIS REALTY TRUST

Notes to the Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(DD)        Reflects the pro forma adjustment for TVF in order to present the operations as if the property was acquired on January 1, 2008. The Company acquired TVF on March 20, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 19, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the TVF property.

(EE)        Reflects the historical statement of equity in income of unconsolidated interest in Duke Buckeye for the three months ended March 31, 2008 based on a placed in-service date of September 16, 2007 at the completion of construction. The property was contributed to the joint venture on June 12, 2008. Equity in income of unconsolidated interest is presented to include revenues, direct expenses, historical depreciation, amortization and investment management fees. Rental revenues are recorded on a straight line basis.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of Duke Buckeye.

(FF)        Reflects the historical statement of operations for the three months ended March 31, 2008 for the Enclave property in order to present the operations as if the property was acquired on January 1, 2008. The Company acquired Enclave on July 1, 2008. Revenues and expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis.

(GG)        The additional pro forma adjustments for Enclave reflect the increase in rental revenue as a result of amortization of below market rents, increase in interest expenses as a result of amortization of the discount from the fair value adjustment on the assumed loan and amortization of deferred loan costs, increase in depreciation, amortization and investment management fee for the three months ended March 31, 2008 as if the property were acquired on January 1, 2008.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of Enclave.

The adjustments to the pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2007 are as follows:

(HH)        Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2007.

(II)        Reflects the statement of operations for the period from January 1, 2007 to April 26, 2007 (date of acquisition) for 602 Central in order to present the operations as if the property was acquired on January 1, 2007. The office building is 100% leased on a net lease term basis through February 28, 2017 to Capita Business Services Limited (the “Tenant”), a subsidiary of The Capita Group plc, one of the UK’s largest business process outsourcing firms and guarantor of the lease. The Tenant has a one time right to break the lease on February 28, 2010, provided Tenant has given the landlord not less than nine months prior written notice to the effect that Tenant intends to leave the property. Rental revenues are recorded on a straight line basis over the lease term and both revenues and expenses such as depreciation and amortization were calculated as if the property was acquired on January 1, 2007. The Company entered into a financing arrangement on April 27, 2007. The principal amount of $10,945,000 is due in total at the end of a term of seven years. Interest only payments are due quarterly based on a variable interest rate, currently 6.35%. For purposes of adjustment, the interest expense was reflected as if the debt had been issued on

CB RICHARD ELLIS REALTY TRUST

Notes to the Pro Forma Condensed Consolidated Financial Statements

(unaudited)

January 1, 2007. Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of 602 Central Blvd.

(JJ)        Reflects the historical statement of operations for the six months ended June 30, 2007 for Bolingbrook in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Bolingbrook on August 29, 2007 and the revenue and operating expenses for the period from July 1, 2007 through the date of acquisition have been reflected in (PP). Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Historical depreciation and amortization are included in the pro forma adjustments reflected in (PP).

(KK)        Reflects the historical statement of operations for the six months ended June 30, 2007 for the Carolina Portfolio in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired the Carolina Portfolio consisting of 30 buildings on August 30, 2007 and the revenues and expenses for the period from July 1, 2007 through the date of acquisition have been reflected in (QQ). Interest expenses included in the statement relates to the $66,110,000 principal amount of the mortgage loans assumed in the acquisition. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Historical depreciation and amortization are included in the pro forma adjustments reflected in (QQ).

(LL)        Reflects the adjustment to revenues and expenses included in (JJ) for the 15 Carolina Portfolio buildings deemed to be Real Estate Held for Sale by management at August 30, 2007 (date of acquisition).

(MM)        Reflects the historical statement of operations for the year ended December 31, 2007 for Lakeside in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Lakeside on March 5, 2008. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Historical depreciation and amortization are included in the pro forma adjustments reflected in (RR).

(NN)        Reflects the historical statement of operations for the year ended December 31, 2007 for the TVF property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired the TVF on March 20, 2008. The office building is 100% leased on a net lease term basis through November 15, 2013 to Regus (UK) Ltd, a subsidiary of Regus, plc., one of the world’s largest provider of workplace solutions. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis and include adjustments as a result of amortization of below market rents. Historical depreciation, amortization and investment management fees are included in this presentation.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the TVF property.

(OO)        Reflects the historical statement of operations for the year ended December 31, 2007 for the Enclave property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Enclave on July 1, 2008. Revenues and expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Historical depreciation, amortization and investment management fees are included in the pro forma adjustments reflected in (TT).

CB RICHARD ELLIS REALTY TRUST

Notes to the Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(PP)        The additional pro forma adjustments for Bolingbrook reflect the adjustments to rental revenue as a result of the amortization of above market rents; increase in depreciation and amortization expense for tangible and intangible assets and an increase in the investment management fee through August 28, 2007 (date prior to acquisition) as if the property was acquired on January 1, 2007.

In addition, this adjustment reflects the historical statement of operations for the period July 1, 2007 through August 28, 2007 for Bolingbrook. Revenues and operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Bolingbrook property.

(QQ)        The additional pro forma adjustments for the Carolina Portfolio reflect the adjustment to rental revenue as a result of the amortization of below or above market rents; depreciation and amortization expense for tangible and intangible assets and investment management fee through August 29, 2007 (date prior to acquisition) as if the properties were acquired on January 1, 2007.

In addition, this adjustment reflects the historical statement of operations for the period July 1, 2007 through August 29, 2007 for the Carolina Portfolio. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Interest expenses included in the statement relates to the $66,110,000 of principal amount of mortgage loans assumed in the acquisition.

The Company entered into a credit agreement on August 30, 2007 with Bank of America to provide a $65,000,000 term loan and $10,000,000 revolving line of credit. The term loan was fully drawn upon at the closing of the Carolina Portfolio to purchase both assets held for investment and assets held for sale. Interest on the outstanding balance of the term loan has been excluded from being a component of income/loss from continuing operations and is not part of this pro forma adjustment due to the fact the loan is secured by the held for sale properties and requires pro rata principal payment upon the sale of each property.

In addition, this adjustment reflects the increase in depreciation expense and investment management fee for the KM III property for the nine months ended December 31, 2007 based on a placed in-service date of April 1, 2007 at the completion of construction.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Carolina Portfolio.

(RR)        The additional pro forma adjustments for the Lakeside property reflect the increase in rental revenue as a result of the amortization of above and below market rents, increase in depreciation and amortization and an increase in investment management fee for the year ended December 31, 2007 as if the property were acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Lakeside property.

(SS)        Reflects the historical statement of equity in income of the unconsolidated investment in Duke Buckeye for the three and half months ended December 31, 2007 based on a placed in-service date of September 16, 2007 at the completion of construction. Equity in income of unconsolidated investments is presented to include pro forma adjustments for straight line rental

CB RICHARD ELLIS REALTY TRUST

Notes to the Pro Forma Condensed Consolidated Financial Statements

(unaudited)

revenues, direct expenses, historical depreciation, amortization and investment management fees as if the property investment was completed on September 16, 2007. The property was contributed to the joint venture on June 12, 2008.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of Duke Buckeye.

(TT)        The additional pro forma adjustments for Enclave reflect the adjustment in rental revenue as a result of the amortization of below market rents, increase in interest expense as a result of amortization of the discount from the fair value adjustment on the assumed loan and amortization of deferred loan costs, increase in depreciation and amortization and investment management fee for the year ending December 31, 2007 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for allocable portion of the pro forma loss before minority interest of Enclave.

(UU)        The Carolina II Portfolio historical statement of operations for the nine months ended September 30, 2007 is excluded from this presentation because the three buildings are deemed to be Real Estate Held for Sale by management. With the acquisition of Carolina II, there are now a total of 18 buildings deemed to be Real Estate Held for Sale by management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

July 17, 2008	By:	/s/ Jack A. Cuneo
Name: Jack A. Cuneo Title: President and Chief Executive Officer